THE GDL FUND One Corporate Center Rye, NY 10580-1422 t 914.921.5070 GABELLI.COM

For information: Peter Baldino (914) 921-5070

PRESS RELEASE

FOR IMMEDIATE RELEASE Rye, New York March 22, 2018	NYSE – GDL CUSIP – 361570104 NYSE – GDL PrB CUSIP – 361570302

THE GDL FUND

SUCCESSFULLY COMPLETES SERIES B PREFERRED RIGHTS OFFERING

OVER-SUBSCRIBED

Rye, NY — The Board of Trustees of The GDL Fund (NYSE:GDL) (the “Fund”) is pleased to announce the completion of its non-transferable rights offering (the “Offering”) in which more than 2.6 million Series C Cumulative Puttable and Callable Preferred Shares (the “Series C Preferred”) were offered, totaling approximately $131.2 million. Pursuant to the Offering, the Fund issued one non-transferable right (a “Right”) for each outstanding Series B Cumulative Puttable and Callable Preferred Share (the “Series B Preferred”) of the Fund to shareholders of record as of February 14, 2018. Holders of Rights were entitled to purchase the Series C Preferred with any combination of cash or surrender of the Series B Preferred at liquidation preference. Therefore, one Right plus $50.00, or one Right plus one share of Series B Preferred with a liquidation value of $50.00 per share, was required to purchase each share of the Series C Preferred. The Offering expired at 5:00 PM Eastern Time on March 20, 2018.

Preliminary results indicate that the Fund received total subscriptions of approximately $155 million (including over-subscription requests and notices of guaranteed delivery) for 118% of the 2,624,025 shares available to be issued pursuant to the primary subscription. Approximately 83% of the shares available for issuance were subscribed for in the primary subscription. Under the terms of the Offering, the Fund’s Board of Trustees, or an authorized committee thereof, has discretion to determine whether all, part or none of the over-subscription shares, which represent approximately 17% of the Series C Preferred available for issuance, will be issued. The Board of Trustees, or an authorized committee thereof, will make this determination by Friday, March 23, 2018 based on what it considers to be in the best interests of the Fund.

We thank all our subscribing shareholders as well as the full service brokers and financial advisers who assisted our shareholders throughout the Offering.

The information herein is not complete and is subject to change. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a final prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The base prospectus contains this and additional information about the Fund and the prospectus supplement contains this and additional information about the Offering, and should be read carefully before investing. For further information regarding the Offering, or to obtain a prospectus supplement and the accompanying prospectus, please contact the Fund at 800-GABELLI or 914-921-5070.

The GDL Fund is a diversified, closed-end management investment company with $330 million in total net assets whose investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. The Fund is managed by Gabelli Funds, LLC, a subsidiary of GAMCO Investors, Inc. (NYSE:GBL).